                                                                 EXHIBIT 99.01

                    Report of Independent Public Accountants

To the Board of Directors of
Aladdin Gaming Enterprises, Inc.:

         We have audited the accompanying balance sheets of Aladdin Gaming Enterprises, Inc. (a Nevada corporation in the development stage) as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1998 and for the period from inception (December 3, 1997) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aladdin Gaming Enterprises, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the period from inception (December 3, 1997) to December 31, 1998, in conformity with generally accepted accounting principles.


                                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 30, 1999 (except with respect
to the matters discussed in Note 5,
as to which the date is April 27, 1999)

                        ALADDIN GAMING ENTERPRISES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997
                      (In Thousands except for share data)

     ASSETS

                                                                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                                                                                 -----------------         -----------------
Cash and cash equivalents .................................................                   $      1                      $1
Investment in unconsolidated affiliate ....................................                     17,049                      --
                                                                                 ---------------------     -------------------
                                                                                              $ 17,050                      $1
                                                                                 ---------------------     -------------------
                                                                                 ---------------------     -------------------

   LIABILITIES AND STOCKHOLDERS' EQUITY
   Payable to related party ...............................................                   $      3                     $--
   Common Stock
     Class A, no par value, 2,000,000 and 2,500 shares authorized,
       1,107,500 and 1 shares issued and outstanding as of December
       31, 1998 and December 31, 1997, respectively
     Class B, no par value and non-voting, 8,000,000 and 0 shares authorized, 2,215,000 and 0 shares issued and outstanding and
       2,215,000 and 0 shares reserved pursuant to the warrant agreement
       as of December 31, 1998 and December 31, 1997, respectively ........                     13,247                      --
Additional paid-in capital                                                                      14,420                       1
Deficit accumulated during the development stage                                               (10,620)                     --
                                                                                 ---------------------     -------------------
                                                                                              $ 17,050                      $1
                                                                                 ---------------------     -------------------
                                                                                 ---------------------     -------------------

   The accompanying notes are an integral part of these financial statements.

                        ALADDIN GAMING ENTERPRISES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 1998 AND FOR THE PERIOD
           FROM INCEPTION (DECEMBER 3, 1997) THROUGH DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                FOR THE PERIOD
                                                                                                                FROM INCEPTION
                                                                                FOR THE YEAR ENDED            (DECEMBER 3, 1997)
                                                                                DECEMBER 31, 1998         THROUGH DECEMBER 31, 1998
                                                                                ------------------        --------------------------
Other expenses..........................................................                   $     3                         $     3
Equity in loss of unconsolidated affiliate..............................                    10,617                          10,617
Income tax expense (benefit)............................................                        --                               --
                                                                                ------------------         -------------------------
    Net loss accumulated during the development stage...................                   $10,620                         $10,620
                                                                                ------------------         -------------------------
                                                                                ------------------         -------------------------

Basic and dilutive loss per share.......................................                   $  3.69                         $  3.97
Shares used in per share calculation....................................                 2,876,466                       2,671,527


   The accompanying notes are an integral part of these financial statements.

                        ALADDIN GAMING ENTERPRISES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        STATEMENT OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1998 AND 1997
                                 (IN THOUSANDS)

                                                COMMON STOCK         ADDITIONAL         ACCUMULATED
                                                CLASS A AND B      PAID-IN CAPITAL        DEFICIT             TOTAL
                                                -------------      ---------------      -----------      ---------------
BALANCE, DECEMBER 3, 1997 ....................        $    --              $   --          $     --            $     --
Issuance of common stock, 1 share issued .....             --                   1                --                   1
                                                -------------      ---------------      -----------      ---------------
BALANCE, DECEMBER 31, 1997 ...................        $    --              $    1          $     --            $      1
Net loss accumulated during the development
  stage ......................................             --                  --           (10,620)            (10,620)
Issuance of Class A common stock, 1,107,499
  shares issued, and Class B common stock,
  2,215,000 shares issued ....................         13,247                   --               --              13,247
Issuance of Warrants to purchase Class B
  common stock, 2,215,000 warrants issued ...              --               15,000               --              15,000
Equity costs from unconsolidated affiliate ..              --                 (581)                                (581)
                                                -------------      ---------------      -----------      ---------------
BALANCE, DECEMBER 31, 1998 ..................         $13,247              $14,420         $(10,620)           $ 17,047
                                                -------------      ---------------      -----------      ---------------
                                                -------------      ---------------      -----------      ---------------

   The accompanying notes are an integral part of these financial statements.

                        ALADDIN GAMING ENTERPRISES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                 YEAR ENDED DECEMBER 31, 1998 AND FOR THE PERIOD
          FROM INCEPTION (DECEMBER 3, 1997 ) THROUGH DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                                           FOR THE PERIOD
                                                                                                           FROM INCEPTION
                                                                                                         (DECEMBER 3, 1997)
                                                                                FOR THE YEAR ENDED            THROUGH
                                                                                DECEMBER 31, 1998        DECEMBER 31, 1998
                                                                                -----------------        -----------------
Cash flows from operating activities:
  Net loss.................................................................              $(10,620)              $(10,620)
  Loss of unconsolidated affiliate.........................................                10,617                 10,617
  Increase in related party payable........................................                     3                      3
                                                                                -----------------        -----------------
Net cash used in operating activities......................................                    --                     --
                                                                                -----------------        -----------------
Cash flows used in investing activities:
  Investment in unconsolidated affiliate...................................               (15,000)               (15,000)
                                                                                -----------------        -----------------
Cash flows from financing activities:
  Proceeds from the issuance of stock......................................                   --                       1
  Proceeds from the issuance of warrants...................................                15,000                 15,000
                                                                                -----------------        -----------------
Net cash provided by financing activities..................................                15,000                 15,001
                                                                                -----------------        -----------------
Net increase in cash and cash equivalents..................................                    --                      1
Cash and cash equivalents at beginning of period...........................                     1                     --
                                                                                -----------------        -----------------
Cash and cash equivalents at end of period.................................              $      1               $      1
                                                                                -----------------        -----------------
                                                                                -----------------        -----------------

Supplemental disclosures of non-cash investing and financing activities:
  Stockholders' equity contribution--book value
    Land ..................................................................              $  6,247               $  6,247
    Construction in progress ..............................................                 7,000                  7,000
    Equity costs from unconsolidated affiliate ............................                  (581)                  (581)


   The accompanying notes are an integral part of these financial statements.

                        ALADDIN GAMING ENTERPRISES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS AND EQUITY METHOD ACCOUNTING

         Aladdin Gaming Enterprises, Inc., a Nevada corporation ("Gaming Enterprises"), was established on December 3, 1997. Gaming Enterprises holds a 25% interest in Aladdin Gaming Holdings, LLC, a Nevada limited liability company ("Gaming Holdings") which was established on December 1, 1997. Gaming Holdings was initially owned by Gaming Enterprises (25%), Sommer Enterprises, LLC, a Nevada limited liability company (72%) ("Sommer Enterprises"), and GAI, LLC, a Nevada limited liability company (3%). On February 26, 1998, London Clubs International, plc ("London Clubs"), through its subsidiary London Clubs Nevada, Inc. ("LCNI"), contributed $50 million for a 25% interest in Gaming Holdings' common membership interests ("Holdings Common Membership Interests"). Sommer Enterprises, contributed a portion of land for Holdings Common Membership Interests. Gaming Enterprises, which is owned 100% by Sommer Enterprises, contributed a portion of land, $7 million of predevelopment costs and $15 million in cash for Holdings Common Membership Interests. After the additional contributions, Sommer Enterprises, LLC owns 47% of Gaming Holdings, LCNI owns 25% of Gaming Holdings, Gaming Enterprises owns 25% of Gaming Holdings and GAI, LLC owns 3% of Gaming Holdings. On November 30, 1998, the Sommer Trust and its affiliates agreed that they shall vote their respective Holdings Common Membership Interests and cause Gaming Enterprises to vote its Holding Common Membership Interests so that (taking into account Holdings Common Membership Interests held by London Clubs or its affiliates) London Clubs controls fifty percent of the voting power of Gaming Holdings. Aladdin Holdings, LLC, a Delaware limited liability company ("AHL"), indirectly holds a majority interest in Gaming Holdings. The members of AHL are the Trust Under Article Sixth u/w/o Sigmund Sommer ("Sommer Trust") which holds a 95% interest in AHL and GW Vegas, LLC, a Nevada limited liability company ("GW"), a wholly owned subsidiary of Trust Company of the West ("TCW") which holds a 5% interest in AHL.

         Gaming Enterprises has no other business or activity other than its investment in Gaming Holdings, which is a development stage company. Gaming Holdings is a holding company, the material assets of which are 100% of the outstanding common membership interests and 100% of the outstanding Series A preferred interests of Aladdin Gaming, LLC ("Gaming"). Aladdin Capital Corp. ("Capital") is a wholly owned subsidiary of Gaming Holdings and was incorporated solely for the purpose of serving as a co-issuer of the 13 1/2% Senior Discount Notes ("Notes"). Capital will not have any material operations or assets and will not have any revenues. Gaming Holdings, through its subsidiaries, also owns 100% of Aladdin Music, LLC ("Aladdin Music"). Gaming Holdings and its subsidiaries are collectively referred to as "Company."

         The operations of the Company have been primarily limited to the design, development, financing and construction of a new Aladdin Hotel and Casino ("Aladdin"). The Aladdin will be the centerpiece of an approximately 35-acre world-class resort, casino and entertainment complex ("Complex") located on the site of the former Aladdin hotel and casino in Las Vegas, Nevada, a premier location at the center of Las Vegas Boulevard. The Aladdin has been designed to include a luxury themed hotel of approximately 2,600 rooms, an approximately 116,000 square foot casino, an approximately 1,400-seat production showroom and six restaurants.

         The Complex will comprise: (i) the Aladdin; (ii) a themed entertainment shopping mall with approximately 496,000 square feet of retail space ("Desert Passage"); (iii) a second hotel and casino with a music and entertainment theme ("Aladdin Music Project"); (iv) the newly renovated 7,000 seat Theater of the Performing Arts ("Theater"); and (v) an approximately 4,800 space car parking facility ("Carpark" and, together with the Desert Passage, hereinafter, "Mall Project"). The Mall Project will be separately owned in part by an affiliate of the Company and Aladdin Music is currently seeking a joint venture partner for the Aladdin Music Project.

         Gaming Enterprises' interest in Gaming Holdings has been accounted for under the equity method. Under the equity method, the original investment is recorded at cost, and is adjusted by Gaming Enterprises' share of earnings, losses and distributions received from and made to the investee.

CASH AND CASH EQUIVALENTS

         Gaming Enterprises considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

INCOME TAXES

         Gaming Enterprises accounts for income taxes using the liability method as set forth in the SFAS No. 109, "Accounting For Income Taxes". Under the liability method, deferred taxes are provided based on the temporary differences between the financial reporting basis and the tax basis of Gaming Enterprises' assets and liabilities.

         There was no income tax expense or benefit recorded for the period from inception (December 3, 1997) through December 31, 1998 as Gaming Enterprises is a development stage company and the realization of any deferred tax asset is uncertain.

LOSS PER BASIC AND DILUTED SHARE

         Loss per basic and diluted share is based on the weighted average number of shares outstanding. Basic and diluted shares outstanding were 2,876,466 and 2,671,527 for the year ended December 31, 1998 and from inception (December 3, 1997) through December 31, 1998, respectively. Diluted shares include stock options and warrants when dilutive. Due to the loss accumulated during the development stage, Gaming Enterprises' warrants would be anti-dilutive and therefore have not been utilized in the computation of dilutive shares.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

         In June, 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income," SFAS No. 130 requires companies to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity sections of a statement of financial position, and is effective for financial statements issued for fiscal years beginning after December 15, 1997. Gaming Enterprises has determined that comprehensive income and net income as reported in the accompanying financial statements are the same.

         In June, 1997, the FASB issued SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information." SFAS No. 131 establishes additional standards for segment reporting in financial statements and is effective for fiscal years beginning after December 15, 1997. Gaming Enterprises currently operates as one segment.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. PRIVATE OFFERING

         On February 26, 1998, Gaming Holdings, Gaming Capital Corp. ("Capital" together with Gaming Holdings, the "Issuers") and Gaming Enterprises consummated a private offering ("Offering") under Rule 144A of the Securities Act of 1933. The private offering consisted of 221,500 units ("Units"), each unit consisting of (i) $1,000 principal amount at maturity of 13 1/2% Senior Discount Notes due 2010 ("Notes") of Gaming Holdings and Capital and (ii) 10 Warrants ("Warrants") to purchase 10 shares of Class B non-voting Common Stock, no par value, of Gaming Enterprises. The Notes and the Warrants became separately transferable on July 23, 1998 and the Warrants became exercisable on July 23, 198 and will expire on March 1, 2010. The total amount paid for the warrants was $15 million and is reflected as additional paid-in capital in the accompanying financial statements.

3. INVESTMENT IN UNCONSOLIDATED AFFILIATE

         As discussed in Note 1, Gaming Enterprises holds a 25% interest in Gaming Holdings. Summarized condensed financial information of Gaming Holdings as of and for the year ended December 31, 1998, is as follows:

                                                                                          1998
                                                                                     (IN THOUSANDS)
                                                                                     --------------
Aladdin Gaming Holdings, LLC
Statement of Operations Data:
    Net Revenue...............................................................                None
    Net Loss..................................................................            $ 42,468
    Gaming Enterprises' share of net loss.....................................            $ 10,617
 Balance Sheet Data:
    Assets:
      Current Assets..........................................................            $  9,111
      Property and equipment, net.............................................             128,432
      Other assets............................................................             265,218
                                                                                     --------------
        Total assets..........................................................            $402,761
                                                                                     --------------
                                                                                     --------------

 Liabilities and Members' Equity
    Liabilities...............................................................            $416,621
    Members' equity
      Gaming Enterprises......................................................              17,049
      Other members...........................................................             (30,909)
                                                                                     --------------
      Total liabilities and members' equity...................................            $402,761
                                                                                     --------------
                                                                                     --------------

         The changes in Gaming Enterprises' investment in unconsolidated affiliate is as follows:

                                                                                          1998
                                                                                     (IN THOUSANDS)
                                                                                     --------------
Investment on February 26, 1998...............................................            $ 28,247
Losses........................................................................             (10,617)
Members' share of equity costs................................................                (581)
                                                                                     --------------
      Balance as of December 31, 1998.........................................            $ 17,049
                                                                                     --------------
                                                                                     --------------

4. EQUITY CONTRIBUTIONS

         On February 26, 1998, Sommer Enterprises, LLC contributed land and $7 million of predevelopment costs in exchange for 100% of the Class A Common Stock in Gaming Enterprises. Gaming Enterprises contributed the land, the $7 million of predevelopment costs and the net proceeds, $15 million allocable from the sale of the Warrants, to Gaming Holdings in exchange for 25% of the common membership interests in Gaming Holdings.

5. SUBSEQUENT EVENT

         Gaming Enterprises' principal asset consists of its investment in Gaming Holdings. As of March 30, 1999, Gaming Holdings' 100% owned subsidiary, Gaming, was in default of certain debt covenants under its $410 million Credit Agreement ("Credit Agreement"). On April 16, 1999, the lenders under the Credit Agreement approved, effective as of March 10, 1999, the Second Amendment to the Credit Agreement, which cured or waived the events of default. The Second Amendment to the Credit Agreement, which among other things, required the Sommer Trust and London Clubs to contribute approximately $18.5 million to Gaming and requires the lenders to draw on approximately $6.5 million of previously posted letters of credit. These additional funds of approximately $25 million are to be used to develop and construct the Aladdin. On April 2, 1999, London Clubs funded the entire $18.5 million to Gaming and on or about April 16, 1999, the letters of credit were drawn down and the funds were deposited in Gaming's account.

         In addition to the contributions discussed above, the Second Amendment to the Credit Agreement requires Gaming to maintain a minimum "Net Worth" at the close of each calendar month, until the end of the fiscal quarter during which the Aladdin opens for business (and then reverting to the Credit Agreement's requirement to maintain the minimum Net Worth on a fiscal quarterly basis thereafter), of not less than $100 million plus 85% of positive Net Income (as defined in the Credit Agreement). Gaming has informed both London Clubs and the Sommer Trust of its estimate of future equity contributions of approximately $33 million to maintain the revised minimum Net Worth requirement. On April 5, 1999, effective March 10, 1999, the Sommer Trust and London Clubs entered into an agreement whereby the Sommer Trust and London Clubs guaranteed the performance by Gaming of Gaming's minimum Net Worth as required under the Second Amendment to the Credit Agreement.